SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                   THE SECURITIES AND EXCHANGE ACT OF 1934

                        Date of Report: May 17, 2000

                      (Date of earliest event reported)





                                  OXiGENE, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



          Delaware                    000-21990                13-3679168
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
   of incorporation)                                      Identification Number)



One Copley Place, Suite 602, Boston, Massachusetts              02116
--------------------------------------------------          --------------
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:  (617) 536-9500


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Item 5.     Other Materially Important Events
            ---------------------------------

            On May 17, 2000, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing the formation of Arcus Therapeutics LLC, a joint venture between OXiGENE, Inc. and Techniclone Corporation, to commercialize products in the vascular targeting area.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

            (c)   Exhibits.

                  99.1  Press release of the Registrant, dated May 17, 2000.

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned herewith duly authorized.


Date:  May 18, 2000                          OXiGENE, INC.
                                             (Registrant)


                                             By:  /s/ BO HAGLUND
                                                  ------------------------------
                                                  Bo Haglund
                                                  Chief Financial Officer


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                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number          Description
-------         -----------

99.1            Press release of the Registrant, dated May 17, 2000.